Exhibit 99.1

     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

                                  ALPINE CAPITAL, L.P.


                                  By: /s/ Robert W. Bruce III
                                      Robert W. Bruce III,
                                      Manager


                                  /s/ Robert W. Bruce III
                                  ROBERT W. BRUCE III

                                  ALGENPAR, INC.


                                  By: /s/ J. Taylor Crandall
                                      J. Taylor Crandall,
                                      President


                                  /s/ J. Taylor Crandall
                                  J. TAYLOR CRANDALL


                                  /s/ Susan C. Bruce
                                   SUSAN C. BRUCE

                                  KEYSTONE, INC.


                                  By:  /s/ W.R. Cotham
                                        W.R. Cotham,
                                        Vice President





                                   /s/ W.R. Cotham
                                    W.R. Cotham,

                                      Attorney-in-Fact for:

                                      ROBERT M. BASS (1)
                                      THE ANNE T. AND ROBERT M. BASS
                                        FOUNDATION (2)
                                      ANNE T. BASS (3)


                                 THE ROBERT BRUCE MANAGEMENT COMPANY, INC.
                                 DEFINED BENEFIT PENSION TRUST

                                 By:  /s/ Robert W. Bruce III
                                      Robert W. Bruce III,
                                      Trustee


(1) A Power of Attorney authorizing W.R. Cotham, et al., to act on behalf of Robert M. Bass previously has been filed with the Securities and Exchange Commission.

(2) A Power of Attorney authorizing W.R. Cotham, et al., to act on behalf of The Anne T. and Robert M. Bass Foundation previously has been filed with the Securities and Exchange Commission.

(3) A Power of Attorney authorizing W.R. Cotham, et al., to act on behalf of Anne T. Bass previously has been filed with the Securities and Exchange Commission.